Essential Innovations Technology Signs Letter of Intent for Company Acquisition

Bellingham, Washington, December 13th, 2005 - Essential Innovations Technology Corp. (OTCBB: ESIV Frankfurt: E6S), provider of cutting-edge geoexchange solutions for residential, commercial and industrial applications as both a geoexchange energy service company and as a manufacturer of proprietary geothermal heat pump technology, announced today that the Company has recently signed a Non-Binding Letter of Intent to acquire 100% ownership in Earth Source Energy Inc.

Earth Source Energy Inc., is Western Canada's largest and most experienced Geoexchange Installer for both commercial and residential applications with over 400 installations to their credit. www.earthsource.ca

Jason McDiarmid, President/CEO of ESIV said, "The potential acquisition of Earth Source Energy by ESIV has the capability to significantly increase our revenue expectations, while substantially reducing our overall project cost output by making a truly high quality installation component a part of our in house business operations. Earth Source already has a thriving business in place, and we are extremely delighted at the opportunity that now exists for our Company and our shareholders to make Earth Source a part of the ESIV organization."

Geoexchange technology harnesses the earth's clean, renewable thermal energy stored just below the surface or in large bodies of water for purposes of heating, cooling, domestic hot water and/or dehumidification. A Geoexchange system is used to "exchange" the earth's natural heating and cooling properties between a building and the ground. This non-combustion transfer of energy is the source of performance and environmental superiority, as Geoexchange systems need only a small amount of electrical energy to then capture, move and concentrate a large amount of free energy provided by the earth.

Essential Innovations Technology currently has operations in the USA, Canada and Hong Kong; exclusive distributors in Canada and Mexico; exclusive sales agents or sales agents in Mexico, Hungary, China and Alaska; and the Company is now actively seeking further distributors, dealers and project opportunities throughout the North American and international marketplace for its proprietary geoexchange systems and solutions.

For more information contact:
Jason McDiarmid
President & CEO
Tel: 360-392-3902
Fax: 360-733-3941
jmcdiarmid@eitechcorp.com
www.eitechcorp.com

Forward-Looking Statements

This news release contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release, which are not purely historical, are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Investors are cautioned that such forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, statements that do not describe historical facts and statements that include the word "believes," "anticipates," "expects," "plans," "intends," "designs," "projects" or similar language, as well as statements regarding consumer or marketplace acceptance of the Company's new or existing products; comments concerning marketing and consumer acceptance of proprietary products; the potential benefits of Essential Innovations' products; initiatives undertaken by the Essential Innovations' divisions; the Company's research, manufacturing and facilities expansion programs; and the Company's growth, revenue, or projected earnings; all such statements which may or may not occur in the future. These forward-looking statements are made as of the date of this news release, and Essential Innovations Technology Corp. assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no absolute assurance that such belief, plans, expectations or intentions will prove to be completely accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our periodic reports filed from time to time with the Securities and Exchange Commission.